AGREEMENTS	3 Months Ended
Mar. 31, 2014
Notes to Financial Statements
AGREEMENTS

NOTE 8 – AGREEMENTS

Lease agreement

In January 2014, the Company executed a sublease agreement with Perigon Companies, LLC, a related party. The lease term is one year at a rate of $3,500 per month. The Company paid a refundable security deposit of $1,500. Rent expense for the three months ended March 31, 2014 and 2013 was $10,500 and $10,500, respectively.

Employment agreement

Effective January 2014, the Company executed a two year employment agreement with the Vice President of Sales. The individual will receive annual compensation of $125,000 per year. The individual will earn a bonus of $40,000 when the Company sells and receives payment for 1,500 tankless hot water systems during the twelve months ended January 31, 2015. The individual will earn a bonus of $40,000 when the Company sells and receives payment for 3,000 tankless hot water systems during the twelve months ended January 31, 2016. The individual is eligible for a commission equal to 2% of gross sales of tankless hot water systems.

Additionally, there were 5,000 shares due upon execution of the agreement, 5,000 shares due on July 15, 2014, 5,000 shares due on February 1, 2015, and 5,000 shares due on July 1, 2015.

Effective March 1, 2014, the Company executed an employment agreement with the President of the Company. The officer will receive annual compensation of $75,000 due monthly. The officer can choose to receive the compensation in cash or in shares of common stock at $1 per share. Additionally, the Company will issue 60,000 shares of common stock upon execution of the agreement and 30,000 shares of common stock per quarter starting from the three months ended May 31, 2014.